UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2025

The Honest Company, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40378	90-0750205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12130 Millennium Drive, #500 Los Angeles, CA		90094
(Address of Principal Executive Offices)		(Zip Code)
(888) 862-8818
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HNST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 5, 2025, The Honest Company, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2025. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information provided in this Item 2.02 of this Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On November 5, 2025, the Company announced the launch of its Transformation 2.0: Powering Honest Growth ("Powering Honest Growth"), which was approved by the Company's Board of Directors on October 30, 2025, which builds upon the Company's original Transformation Pillars of Brand Maximization, Margin Enhancement and Operating Discipline. Powering Honest Growth is aimed at improving simplicity, focus and profitability, which includes exiting certain lower margin, non-strategic categories and channels, including exiting Honest.com fulfillment and apparel, as well as exiting retail and online stores in Canada, optimizing the Company's cost structure by rightsizing selling, general and administrative expenses and implementing supply chain efficiencies.

Powering Honest Growth is projected to result in the following:

•Costs associated with Powering Honest Growth, including restructuring costs, are expected to be approximately $25.0 million to $35.0 million to be recognized through the first quarter of 2027, with no expense incurred during the three months ended September 30, 2025.
◦Restructuring costs related to exiting the Company's lower margin, non-strategic portfolios are expected to be approximately $15.0 million to $25.0 million and include employee-related costs, contract terminations, and other associated exit costs, including asset-related costs and expenses associated with optimizing the cost structure and supply chain, and will be reflected in restructuring on the condensed consolidated statements of comprehensive income (loss).
•Powering Honest Growth is expected to result in annualized benefits in the range of $8.0 million to $15.0 million, and the Company expects to begin seeing benefits in 2026. These benefits include reduction in costs of revenue and reduction in operating expenses, offset by a decrease in revenue related to the exit of lower margin portfolios.
•The cash impact of costs related to Powering Honest Growth is expected to be in the range of $15.0 million to $20.0 million for the full year 2026, with an immaterial amount expected to be paid during the three months ended December 31, 2025 and the remainder throughout 2026.
•The Company expects the restructuring element of Powering Honest Growth to be substantially completed by December 31, 2026.

The Company may incur other charges or cash expenditures not currently contemplated that may occur as a result of or in connection with Powering Honest Growth.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws including, without limitation, statements regarding the intended effect of Powering Honest Growth and the Company’s expectations regarding the estimated costs, benefit, timing of such costs and benefit and timing of completion of Powering Honest Growth. All statements other than statements of historical fact could be deemed forward looking. These statements involve substantial risks and uncertainties that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements, including risks and uncertainties related to the Company’s ability to forecast its future operating results and restructuring expenses, and ability to implement Powering Honest Growth within the expected timeframe. Further information on these and other factors that could cause the Company’s financial results, performance, and achievements to differ materially from any results, performance, or achievements anticipated, expressed, or implied by these forward-looking statements is included in filings the Company makes with the Securities and Exchange Commission from time to time, including in the section titled “Risk Factors” in the Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission ("SEC") on February 26, 2025 and in the Company's Quarterly Reports on Form 10-Q and our future reports that we may file with the SEC from time to time. These documents are available on the SEC Filings section of the Investor Relations section of the Company’s website at: https://investors.honest.com. Any forward-looking statements contained in this Current Report on Form 8-K are based on assumptions that the Company believes to be reasonable as of the date of this report. The Company undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Earnings Press Release, dated November 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Honest Company, Inc.

Date:	November 5, 2025	By:	/s/ Curtiss Bruce
Name: Curtiss Bruce
Title: Executive Vice President, Chief Financial Officer